Exhibit 10.12

[Note: Exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K.]

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of August 28, 2019 (this “Amendment “), is made and entered into by and among LANDSEA HOMES- WAB LLC, a Delaware limited liability company (the “Borrower”), WESTERN ALLIANCE BANK, an Arizona corporation, as Administrative Agent (in such capacity, the “Administrative Agent”), FLAGSTAR BANK, FSB (“Incremental Lender”), the lenders party to the Credit Agreement, and the other Loan Parties as of the date hereof.

RECITALS:

WHEREAS, reference is made to the Senior Secured Credit Agreement dated as of February 1, 2018 (as amended, supplemented or otherwise modified to the date hereof, the “Credit Agreement”), by and among the Borrower, the lenders from time to time party thereto and the Administrative Agent;

WHEREAS, it is intended that (a) the Borrower will obtain the Incremental Commitments (as defined below) and (b) the proceeds of the borrowings under the Incremental Commitments will be used (i) by Borrower and its Subsidiaries as provided in the Credit Agreement and (ii) to pay fees and expenses incurred in connection with the foregoing (the transactions described in this paragraph, collectively, the “Transactions”);

WHEREAS, subject to the terms and conditions of the Credit Agreement, and pursuant to Section 2.12 of the Credit Agreement, the Borrower has requested that (a) the Lenders provide additional Commitments for Revolving Loans in an aggregate principal amount of $35,000,000 (the “Revolving Commitment Increase”) and (b) the Credit Agreement be amended in the manner provided for herein; and

WHEREAS, the Lenders are willing to provide the Incremental Commitments to the Borrower on the Incremental Amendment Effective Date (as defined below), and the parties hereto wish to amend the Credit Agreement on the terms and subject to the conditions set forth herein and in the Credit Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

1.            Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

2.            Incremental Loans.

(a)       Each Lender hereby agrees to provide a Commitment to the Borrower to make Revolving Loans from and after the Incremental Amendment Effective Date in U.S.

Dollars in an aggregate principal amount equal to the amount set forth opposite such Lender’s name on Schedule I attached hereto (each, an “Incremental Commitment” and, collectively, the ” Incremental Commitments”), on the terms set forth herein and in the Credit Agreement (as amended hereby), and subject to the conditions set forth herein. The Incremental Commitments shall be deemed to be “Commitments” as defined in the Credit Agreement (as amended hereby) for all purposes of the Loan Documents having terms and provisions identical to those applicable to the Commitments outstanding immediately prior to the Incremental Amendment Effective Date (the “Existing Revolving Commitments”).

(b)       Each Lender (i) confirms that a copy of the Credit Agreement and the other applicable Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and make an Incremental Commitment, have been made available to such Lender; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or the other applicable Loan Documents, including this Amendment; and (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto.

3.            Effective Date Reallocation. On the Incremental Amendment Effective Date, the Lenders holding Commitments immediately prior to the Revolving Commitment Increase given effect pursuant to this Amendment shall automatically and without further act assign to certain Lenders, and certain Lenders shall purchase from the assigning Lenders holding Commitments immediately prior to such Revolving Commitment Increase, at the principal amount thereof, such interests in the Revolving Loans outstanding on the Incremental Amendment Effective Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Loans are held by the Lenders ratably in accordance with their Commitments after giving effect to the addition of such Incremental Commitments to the Commitments. The requirements under Section 10.5(b) of the Credit Agreement and requirements in respect of minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in the Credit Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence.

4.            Amendments to Credit Agreement; Other Agreements.

(a)          The Credit Agreement is hereby modified as follows:

(i)           The following definitions in Section 1.1 of the Credit Agreement are hereby amended in their entirety to read as follows:

“Commitment Amount” means $135,000,000, as increased or reduced from time to time pursuant to the terms hereof, including increases up to a maximum Commitment Amount of $150,000,000 in accordance with Section 2.12.

“Maximum Allowed Advance” means the following:

(a)          With respect to A&D Lots and Finished Lots that are not located in the Lido Subdivision:

(i)       With respect to each A&D Lot, the lesser of (A) 55% of the Appraised Value of the applicable Approved Subdivision (on a bulk wholesale basis), divided by the total number of Lots in the Approved Subdivision (regardless of whether such Lots are Eligible Collateral), and (B) 55% of the Total Lot Cost for the Approved Subdivision, divided by the total number of Lots in the Approved Subdivision (regardless of whether such Lots are Eligible Collateral). For purposes of the foregoing, the number of Lots in the applicable Approved Subdivision will be determined by Administrative Agent based on the applicable subdivision map or plat.

(ii)       With respect to each Finished Lot, the lesser of (A) 55% of the Appraised Value of the applicable Approved Subdivision (on a bulk wholesale basis for Finished Lots) divided by the total number of Lots in such Approved Subdivision (regardless of whether such Lots are Eligible Collateral) and (B) 55% of the Total Lot Cost for such Approved Subdivision divided by the total number of Lots in such Approved Subdivision (regardless of whether such Lots are Eligible Collateral). For purposes of the foregoing, the number of Lots in an Approved Subdivision will be determined by Administrative Agent based on the applicable subdivision map or plat.

(b)          With respect to A&D Lots and Finished Lots that are located in the Lido Subdivision:

(i)       With respect to each A&D Lot, the lesser of (A) 57% of the Appraised Value of the applicable Approved Subdivision (on a bulk wholesale basis), divided by the total number of Lots in the Approved Subdivision (regardless of whether such Lots are Eligible Collateral), and (B) 57% of the Total Lot Cost for the Approved Subdivision, divided by the total number of Lots in the Approved Subdivision (regardless of whether such Lots are Eligible Collateral). For purposes of the foregoing, the number of Lots in the applicable Approved Subdivision will be determined by Administrative Agent based on the applicable subdivision map or plat.

(ii)       With respect to each Finished Lot, the lesser of (A) 63% of the Appraised Value of the applicable Approved Subdivision (on a bulk wholesale basis for Finished Lots) divided by the total number of Lots in such Approved Subdivision (regardless of whether such Lots are Eligible Collateral) and (B) 63% of the Total Lot Cost for such Approved Subdivision divided by the total number of Lots in such Approved Subdivision (regardless of whether such Lots are Eligible Collateral). For purposes of the foregoing, the number of Lots in an Approved Subdivision will be determined by Administrative Agent based on the applicable subdivision map or plat.

(c)          With respect to Units:

(i)       For Presold Units (other than BMR Units), the lowest of (A) 80% of the Appraised Value of the Presold Unit in question, (B) 80% of the price at which such Presold Unit is to be sold to a purchaser under the Purchase Contract for such Unit, or (C) 80% of the Unit Cost for such Presold Unit.

(ii)       For Spec Units (other than BMR Units), the lesser of (A) 70% of the Appraised Value of the Spec Unit in question and (B) 70% of the Unit Cost for such Spec Unit; provided that if the Unit Term is extended from fifteen (15) to eighteen (18) months pursuant to Section 3.4(b), the Maximum Allowed Advance of each such Unit shall be (1) 60% of the Appraised Value of the Spec Unit in question and (2) 60% of the Unit Cost for such Spec Unit.

(iii)      For Model Units, the lesser of (A) 70% of the Appraised Value of the Model Unit in question and (B) 70% of the Unit Cost for such Model Unit (including upgrades associated with the use of the Unit as a model).

(iv)      For Presold Units that are BMR Units, the lowest of (A) 100% of the Appraised Value of the Presold Unit in question, (B) 100% of the price at which such Presold Unit is to be sold to a purchaser under the Purchase Contract for such Unit, or (C) 80% of the Unit Cost for such Presold Unit.

(v)      For Spec Units that are BMR Units, the lesser of (A) 100% of the Appraised Value of the Spec Unit in question and (B) 70% of the Unit Cost for such Spec Unit; provided that if the Unit Term is extended from fifteen (15) to eighteen (18) months pursuant to Section 3.4(b), the Maximum Allowed Advance of each such Unit shall be (1) 90% of the Appraised Value of the Spec Unit in question and (2) 60% of the Unit Cost for such Spec Unit.

(ii)          Section 3.6(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

(b)          Additional Limitation on Maximum Allowed Advance. In addition to all of the other requirements for the Borrowing Base set forth in this Article 3, the aggregate of the Maximum Allowed Advances of all Lots and Units included in Eligible Collateral may not at any time be greater than an amount equal to 130% of the following amount: (i) the Commitment Amount minus (ii) the Maximum Allowed Advance of all Lots (including both A&D Lots and Finished Lots) in the Borrowing Base.

(iii)         Section 7.13(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

(b)         Minimum Deposits. Parent shall maintain, or cause to be maintained, average daily free collected balances on deposit at all of the Lenders in the aggregate amount of at least $25,000,000, and of such amount, not less than $22,500,000 must be held at Western Alliance Bank, this covenant to be tested by Administrative Agent as of the end of each fiscal quarter of Parent (commencing with the fiscal Year ending December 31, 2017) for the fiscal quarter then ended. Such deposits shall be maintained by Parent, another Loan Party or other Subsidiaries of Parent designated in writing by Parent to Administrative Agent in such form as Administrative Agent may reasonably request. For clarity and for purposes of determining compliance with this Section 7.13(b), such free collected balances shall include Cash Collateral held by the Issuing Bank (or the Administrative Agent) in order to Cash Collateralize L/C Obligations pursuant to Section 2.05 or Section 2.19 to the extent that such Cash Collateral has not been applied to the payment of L/C Obligations or other Obligations and without limiting any Loan Party’s obligation with respect to the pledge and maintenance of such Cash Collateral.

(iv)         To correct a cross reference, Section 8.1(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

(b)          Negative Covenants/Financial Covenants. Borrower shall fail to perform any term, covenant or agreement contained in Article 7 or (ii) Borrower or Parent shall breach or violate any financial covenant contained in Section 7.13.

(b)         Borrower hereby agrees to provide to Administrative Agent, not less than 10       Business Days after the date of this Amendment, a fully executed consent and reaffirmation of the Intercompany Subordination Agreement, by the parties thereto, in form and substance acceptable to Administrative Agent.

5.            Conditions Precedent to Incremental Loans. This Amendment, and Lenders’ obligation to provide the Incremental Commitments pursuant to this Amendment, shall become effective as of the date on which the following conditions precedent are satisfied (such date, the “Incremental Amendment Effective Date”):

(a)          The Administrative Agent shall have received from the Borrower, each other Loan Party and each Lender a counterpart of this Amendment duly executed and delivered on behalf of such party.

(b)          The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders (including, without limitation, the Lenders) and dated the Incremental Amendment Effective Date) of counsel for the Loan Parties in form and substance reasonably satisfactory to the Administrative Agent.

(c)          The Administrative Agent shall have received a certificate of Borrower, dated the Incremental Amendment Effective Date and in form and substance reasonably satisfactory to the Administrative Agent, executed by any Responsible Officer of Borrower, including or attaching (i) copies of resolutions of the board of directors and/or similar governing bodies of Borrower approving and authorizing the execution, delivery and performance of the Loan Documents to which it is a party, certified as of the Incremental Amendment Effective Date by a secretary, an assistant secretary or a Responsible Officer of Borrower as being in full force and effect without modification or amendment, and (ii) the documents or certifications, as applicable, referred to in paragraph (d) of this Section, or otherwise certifying such documents provided to Administrative Agent in connection with the closing of the Credit Agreement or subsequent Subsidiary Guarantees by Subsidiary Guarantors (as applicable) remain in full force and effect, and without amendment or modification.

(d)          The Administrative Agent shall have received (i) as to each Loan Party, either (x) a copy of each certificate or articles of incorporation or organization or other applicable constitutive documents of such Loan Party certified, to the extent applicable, as of a recent date by the applicable Governmental Authority or (y) written certification by such Loan Party’s secretary, assistant secretary or other Responsible Officer that such Loan

Party’s certificate or articles of incorporation or organization or other applicable constitutive documents most recently certified and delivered to the Administrative Agent prior to the Incremental Amendment Effective Date pursuant to the Loan Documents remain in full force and effect on the Incremental Amendment Effective Date without modification or amendment since such original delivery, (ii) as to each Loan Party, either (x) signature and incumbency certificates of the Responsible Officers of such Loan Party executing the Loan Documents to which it is a party or (y) written certification by such Loan Party’s secretary, assistant secretary or other Responsible Officer that such Loan Party’s signature and incumbency certificates most recently delivered to the Administrative Agent prior to the Incremental Amendment Effective Date pursuant to the Loan Documents remain true and correct as of the Incremental Amendment Effective Date, and (iii) a certificate of existence or good standing (to the extent such concept exists) from the applicable Governmental Authority of each Loan Party’s jurisdiction of incorporation, organization or formation as of a reasonably recent date.

(e)          The Administrative Agent shall have received for each Lender, that shall have requested a promissory note, a duly completed and executed promissory note payable to such Lender.

(f)           The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Incremental Amendment Effective Date, including amounts due pursuant to the Fee Letter and reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party.

(g)          The Administrative Agent shall have received such other documents and agreements as required by Administrative Agent in connection with this Amendment, including, without limitation, any amendments to the Deeds of Trust.

(h)          The Administrative Agent shall have received such UCC search results, title reports, title policies, and title insurance endorsements as Administrative Agent shall require evidencing the continuing first priority of Administrative Agent’s Liens in the Collateral as security for the payment and performance of all of the Obligations.

(i)           The Administrative Agent and each Lender shall have received, at least three Business Days prior to the Incremental Amendment Effective Date, all documentation and other information about the Borrower and the other Loan Parties as shall have been requested prior to the Incremental Amendment Effective Date by the Administrative Agent or such Lender that they shall have reasonably determined is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act.

(j)           Upon the effectiveness of this Amendment and both immediately before and immediately after giving effect to this Amendment, no Default or Event of Default shall exist.

(k)          The representations and warranties in Section 6 of this Amendment shall be true and correct in all material respects.

The Administrative Agent shall notify the Borrower and the Lenders of the Incremental Amendment Effective Date, and such notice shall be conclusive and binding.

6.            Representations and Warranties. In order to induce the Lenders and the Administrative Agent to enter into this Amendment and to induce each Lender to provide the Incremental Commitments hereunder, the Borrower hereby represents and warrants to the Lenders and the Administrative Agent on and as of the Incremental Amendment Effective Date that:

(a)          Existence, Qualification and Power. The Borrower and each Loan Party (i) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, (ii) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (x) own or lease its assets and carry on its business and (y) execute, deliver and perform its obligations under the Amendment and the other Loan Documents to which it is a party, and (iii) is duly qualified and is licensed and, as applicable, in good standing under the laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, except to the extent that failure to do so could not reasonably be expected to result in a Material Adverse Change.

(b)          Authorization; No Contravention. The execution, delivery and performance by the Borrower of the Amendment and each Loan Document to which it is party have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of its certificate or articles of incorporation or organization or other applicable constitutive documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (x) any material contractual obligation to which the Borrower is a party or affecting the Borrower or the properties of the Borrower or any Subsidiary or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or any Subsidiary or its property is subject or (c) violate any law in any material respect.

(c)          Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower of this Amendment or any other Loan Document, except for such approvals, consents, exemptions, authorizations, actions or notices that have been duly obtained, taken or made and in full force and effect.

(d)          Execution and Delivery; Binding Effect. This Amendment has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by the Loan Parties party thereto. This Amendment constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of each Loan Party party thereto, enforceable against each such Loan Party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity.

(e)          Credit Agreement Representations and Warranties. The representations and warranties of the Borrower and the other Loan Parties set forth in the Credit Agreement or in any other Loan Document are true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) on and as of the Incremental Amendment Effective Date (or, in the case of any such representation or warranty expressly stated to have been made as of a specific date, as of such specific date).

7.            Reaffirmation of Guarantees and Security Interests. Each Loan Party hereby acknowledges its receipt of a copy of this Amendment and its review of the terms and conditions hereof and consents to the terms and conditions of this Amendment and the transactions contemplated thereby, including the extension of credit in the form of the Incremental Commitments. Each Loan Party hereby (a) affirms and confirms its guarantees, pledges, grants and other undertakings under the Credit Agreement and the other Loan Documents to which it is a party, (b) agrees that (i) each Loan Document to which it is a party shall continue to be in full force and effect and (ii) all guarantees, pledges, grants and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Administrative Agent and Lenders, and (c) acknowledges that from and after the date hereof, all Incremental Commitments and Revolving Loans under the Credit Agreement from time to time outstanding shall be deemed to be Borrower Obligations.

8.            Miscellaneous.

(a)          Release. Each Loan Party fully, finally, and forever releases and discharges Administrative Agent, Lenders and their successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity, that such Loan Party has or in the future may have, whether known or unknown, (i) in respect of the Loan, the Loan Documents, or the actions or omissions of Administrative Agent or Lenders in respect of the Loan or the Loan Documents and (ii) arising from events occurring prior to the date of this Amendment. FURTHER, BORROWER AND EACH OTHER LOAN PARTY EXPRESSLY WAIVES ANY PROVISION OF APPLICABLE LAW TO THE EFFECT THAT A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

(b)          Recordation of the Incremental Loans. Upon execution and delivery hereof, the Administrative Agent will record in the Register the Incremental Commitments made by the Lenders.

(c)          Amendment, Modification and Waiver. This Amendment may not be amended and no provision hereof may be waived except pursuant to a writing signed by each of the parties hereto.

(d)          Entire Agreement. This Amendment, the Credit Agreement (as amended hereby) and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

(e)          Governing Law. This Amendment and any claims controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by, and construed in accordance with, the laws of the State of Arizona.

(f)           Jurisdiction. The Borrower and each other Loan Party irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, any Lender, or any Related Party of the foregoing in any way relating to this Amendment, the Credit Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of Arizona sitting in Maricopa County, and of the United States District Court of the District of Arizona, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such Arizona State court or, to the fullest extent permitted by applicable Law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document shall affect any right that the Administrative Agent, any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against Borrower or its properties in the courts of any jurisdiction.

(g)          Waiver of Venue. The Borrower and each other Loan Party irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Amendment or any other Loan Document in any court referred to in paragraph (e) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(h)          Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 10.1 of the Credit Agreement. Nothing in this Amendment or any other Loan Document will affect the right of any party hereto to serve process in any other manner permitted by Applicable Law.

(i)           WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. WITHOUT LIMITING THE FOREGOING WAIVER OF JURY TRIAL, SECTION 10.12 OF THE CREDIT AGREEMENT IS HEREBY INCORPORATED HEREIN BY REFERENCE.

(j)           Severability. Any term or provision of this Amendment that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

(k)          Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 5 hereof, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

(l)           Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

(m)         Reference to and Effect on the Credit Agreement and the Other Loan Documents. On and after the Incremental Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed and this Amendment shall not be considered a novation. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or Lender under, the Credit Agreement or any of the other Loan Documents. This Amendment shall be deemed to be a Loan Document as defined in the Credit Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

LANDSEA HOMES- WAB LLC, a Delaware limited liability company

By:	/s/ Bart Beasley
Bart Beasley, Senior Vice President

Signature Page to Third Amendment to Credit Agreement

GUARANTORS:

LANDSEA HOLDINGS CORPORATION, a Delaware corporation

By:	/s/ John Ho
John Ho, Chief Executive Officer

LS INVESTCO VALE LLC, a Delaware limited liability company

By:
Bart Beasley, Senior Vice President

SF VALE, LLC, a Delaware limited liability company

By:
Bart Beasley, Senior Vice President

LS MANAGER VALE LLC, a Delaware limited liability company

By:
Bart Beasley, Senior Vice President

LS-SUNNYVALE LLC, a California limited liability company

By:
Bart Beasley, Senior Vice President

THE VALE PA-I OWNER, LLC, a Delaware limited liability company

By:
Bart Beasley, Senior Vice President

Signature Page to Third Amendment to Credit Agreement

GUARANTORS:

LANDSEA HOLDINGS CORPORATION, a Delaware corporation

By:
John Ho, Chief Executive Officer

LS INVESTCO VALE LLC, a Delaware limited liability company

By:	/s/ Bart Beasley
Bart Beasley, Senior Vice President

SF VALE, LLC, a Delaware limited liability company

By:	/s/ Bart Beasley
Bart Beasley, Senior Vice President

LS MANAGER VALE LLC, a Delaware limited liability company

By:	/s/ Bart Beasley
Bart Beasley, Senior Vice President

LS-SUNNYVALE LLC, a California limited liability company

By:	/s/ Bart Beasley
Bart Beasley, Senior Vice President

THE VALE PA-I OWNER, LLC, a Delaware limited liability company

By:	/s/ Bart Beasley
Bart Beasley, Senior Vice President

Signature Page to Third Amendment to Credit Agreement

THE VALE PA-2 OWNER, LLC, a Delaware limited liability company

By:	/s/ Bart Beasley
Bart Beasley, Senior Vice President

THE VALE PA-3 OWNER, LLC, a Delaware limited liability company

By:	/s/ Bart Beasley
Bart Beasley, Senior Vice President

LS-MILPITAS LLC, a Delaware limited liability company

By:	/s/ Bart Beasley
Bart Beasley, Senior Vice President

LS-LIDO LLC, a Delaware limited liability company

By:	/s/ Bart Beasley
Bart Beasley, Senior Vice President

LS-CHANDLER LLC, a Delaware limited liability company

By:	/s/ Bart Beasley
Bart Beasley, Senior Vice President

Signature Page to Third Amendment to Credit Agreement

ADMINISTRATIVE AGENT:

WESTERN ALLIANCE BANK, an Arizona corporation

By:	/s/ Tom Swinton
Name:	Tom Swinton
Title:	V.P.

Signature Page to Third Amendment to Credit Agreement

LENDER:

WESTERN ALLIANCE BANK, an Arizona corporation

By:	/s/ Tom Swinton
Name:	Tom Swinton
Title:	V.P.

Signature Page to Third Amendment to Credit Agreement

LENDER:

FLAGSTAR BANK, FSB

By:	/s/ Philip Trujillo
Name:	PHILIP TRUJILLO
Title:	Vice President

Signature Page to Third Amendment to Credit Agreement